UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2018

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 27, 2018, the Company’s amended and restated Certificate of Incorporation (the “Charter”), filed herewith as Exhibit 3.1., became effective. On July 27, 2018, the Company’s amended and restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.6 to the Company’s Registration Statement on Form S-1 (File No. 333-225924) and incorporated herein by reference as Exhibit 3.2, became effective. A description of the Company’s capital stock given effect by the Charter and the Bylaws has previously been reported by the Company in its prospectus, dated July 24, 2018, filed pursuant to Rule 424(b) of the Securities Act.

Item 8.01	Other Events

On July 27, 2018, the Company issued a press release announcing the completion of its initial public offering of 4,500,000 shares of common stock (the “Shares”) for cash consideration of $15.00 per share (before underwriting discount) to a syndicate of underwriters led by BMO Capital Markets Corp. and RBC Capital Markets, LLC, acting as joint bookrunning managers. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation

3.2
Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-1 (File No. 333-225924) filed with the Securities and Exchange Commission on July 20, 2018).

99.1	Press Release, dated July 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2018	Aquestive Therapeutics, Inc.

	By:	/s/ Keith J. Kendall
Name: Keith J. Kendall
Title: President and Chief Executive Officer